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                                                                   EXHIBIT 10.21

               FIRST AMENDMENT TO CAPITAL CONTRIBUTION AGREEMENT


        FIRST AMENDMENT, dated as of July 29, 1996 (this "Amendment"), to the
                                                          ---------
Capital Contribution Agreement, dated as July 15, 1996 (the "CCA"), among Sprint
                                                             ---
Corporation, a Kansas corporation, Tele-Communications, Inc., a Delaware corporation, Comcast Corporation, a Pennsylvania corporation, Cox
Communications, Inc., a Delaware corporation, and Sprint Spectrum L.P., a Delaware limited partnership.


                             W I T N E S S E T H:
                             - - - - - - - - - -


        WHEREAS, the parties to the CCA desire to amend the CCA;

        NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

        1.  Amendment.  Paragraph 2(a) of the CCA is hereby amended by adding
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the phrase "or which are used to fund cash equity contributions or other investments by the Borrower or its Subsidiaries in any Unrestricted Subsidiary" immediately following the phrase "which does not become a Restricted Subsidiary upon such acquisition" contained in the second parenthetical contained in clause
(ii)(A) of such paragraph.

        2.  Effectiveness.  This Amendment shall become effective on the date on
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which all parties to this Amendment have executed and delivered this Amendment.

        3.  Counterparts.  This Amendment may be executed by the parties hereto
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in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

        4.  Governing Law.  This Amendment shall be governed by, and construed
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in accordance with, the law of the State of New York.

        IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered by its dully authorized officer as of the day and year first above written.

                                           SPRINT CORPORATION



                                           By: /s/ Sprint Corporation
                                              -------------------------
                                              Title:

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                                           TELE-COMMUNICATIONS, INC.



                                           By: /s/ Brendan Clouston
                                              ------------------------------
                                              Title: Executive Vice President


                                           COMCAST CORPORATION



                                           By: /s/ Comcast Corporation
                                              ------------------------------
                                              Title:


                                           COX COMMUNICATIONS, INC.



                                           By: /s/ Cox Communications, Inc.
                                              ------------------------------
                                              Title:




                                           SPRINT SPECTRUM, L.P.



                                           By: /s/ Robert M. Nemeister, Jr.
                                              ------------------------------
                                              Title: